UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 6, 2019

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive San Jose, California		95131
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (408) 904-1100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	SYNA	The NASDAQ Global Select Market

Item 5.02.         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On May 6, 2019, the Executive Committee of the Board of Directors of Synaptics Incorporated (“Synaptics”) instituted a retention program applicable to Synaptics’ named executive officers and certain other senior executives.

The retention program provides that Alex Wong, Synaptics’ Senior Vice President, Operations, and Principal Executive Officer, and Kermit Nolan, Synaptics’ Corporate Vice President, Chief Accounting Officer and Interim Chief Financial Officer, will receive lump-sum cash award payments of $606,349 and $480,302, respectively, in November 2020 should they remain as full-time active employees of Synaptics in good standing for 18 consecutive calendar months starting May 1, 2019. Certain voluntary and unpaid leaves will result in a termination of the applicable retention award. No retention award will be paid to any executive who resigns without Good Reason or who is terminated for Good Cause prior to the end of the retention period (both capitalized terms as defined in the Synaptics Incorporated Severance Policy for Principal Executive Officers, which has previously been filed with the Securities and Exchange Commission). Should Synaptics terminate either executive’s employment without Good Cause, or if either executive resigns for Good Reason, Synaptics will pay (i) two-thirds of such executive’s eligible award if the termination occurs during the first twelve months of the retention period, and (ii) a portion of such executive’s eligible award prorated for the actual number of consecutive full calendar months completed as a full-time employee of Synaptics if the termination occurs between the twelfth and eighteenth month of the retention period, provided that such executive resigns from all Company and Company affiliate director and officer positions and executes a separation agreement and release in a form acceptable to the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Synaptics Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: May 6, 2019	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary